SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                             April 20, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.  Regulation FD Disclosure
SIGNATURES

                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C., 20549

ITEM 7.01 REGULATION FD DISCLOSURE

The Board of Directors of Weyerhaeuser Company (NYSE: WY) on April 20, 2005 declared a dividend of 50 cents per share on the common stock of the corporation payable May 31, 2005, to shareholders of record at the close of business May 6, 2005.

This is an increase of 25 percent from the first quarter dividend of 40 cents per share.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							WEYERHAEUSER COMPANY

						By	_/s/ Steven J. Hillyard
	                              Its:  Vice President and
                                          Chief Accounting Officer


Date:  April 20, 2005